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                                                                   EXHIBIT 99.1






                    SECOND AMENDMENT TO SALARY CONTINUATION
                         AGREEMENT DATED AUGUST 1, 1989
                 BETWEEN RICHARD M. JAFFEE AND THE REGISTRANT
                           AS AMENDED BY THE EXTENSION
                      AND AMENDMENT DATED OCTOBER 9, 1998.


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                          SECOND AMENDMENT TO AGREEMENT

THIS AMENDMENT ("Amendment") to the Agreement dated as of August 1, 1989, as amended by the First Amendment dated October 9, 1998 (the "Agreement") is effective the 31st day of October, 2000, ("Effective Date") by and between Oil-Dri Corporation of America, a Delaware corporation ("Oil-Dri") and Richard
M. Jaffee ("Jaffee").

                             W I T N E S S E T H:


WHEREAS, the parties hereto are parties to the Agreement ; and

WHEREAS, the parties hereto desire to amend the Agreement in the manner hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, including Jaffee's agreement to eliminate the $300,000 payment which the Agreement presently provides is to be paid to him on his retirement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the following:

1. INCORPORATION OF THE AGREEMENT. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the terms and provisions set forth below, such terms and provisions shall be deemed superceded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

2.    AMENDMENT OF THE AGREEMENT.   The Agreement is hereby amended as
follows:

(A) Section 1 is amended to delete "President and Chief Executive Officer" and instead insert "Chairman of the Board".

(B) To reflect Jaffee's agreement to relinquish, effective October 31, 2000, the $300,000 which the Agreement presently provides is to be paid him by Oil-Dri on his retirement and to establish the nature of his duties and compensation as a consultant during the period prior to his retirement and his benefits upon his scheduled

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      retirement on February 1, 2006, Section 5 is deleted and  replaced  with a new Section 5 which reads in its entirety as follows:

     (a) Jaffee shall cease full time employment as of January 31, 2001. At that time, his compensation under Section 2 (a), above, shall terminate and commencing February 1, 2001, for a period of 5 years ending January 31, 2006 (the "Consulting Period"), he will serve as a consultant to Oil-Dri. As such, he shall perform all assignments given him from time to time by Oil-Dri's Board or President. He shall be available to perform consulting services when and as needed, but, unless he agrees, he will not be required to render consulting services outside of Chicago, Illinois. During the Consulting Period, he shall continue to serve as Chairman of the Board unless he requests and the Board agrees that he may relinquish that role.

         During the Consulting Period, Oil-Dri shall pay Jaffee consulting fee at the annual rate of $185,000, payable bi-monthly. In addition, during the Consulting Period, Jaffee shall be provided with an office and secretary comparable to the office and secretary presently provided him. During the Consulting Period, both Jaffee and Jaffee's wife shall continue to be covered by Oil-Dri's health and major medical insurance programs, under the terms of the Oil-Dri Corporation of America Employee Benefit Plan, as amended, at no cost to Jaffee; provided, however, that if, at any time during the Consulting Period coverage cannot be continued for Jaffee or for Jaffee's wife under Oil-Dri's major medical insurance programs then Oil-Dri shall purchase an insurance policy to secure Medigap coverage (at a cost to it not to exceed $10,000, with the beneficiary having the option to pay any cost over and above that amount); or, if Oil-Dri is unable to secure such a policy or, while it is able to do so, the beneficiary declines to pay the excess cost, then Oil-Dri shall cover the beneficiary's medical expenses to the same extent as they would have been covered under Oil-Dri's major medical insurance up to a lifetime aggregate of $1,000,000.

     (b) Effective October 31, 2000, neither Jaffee nor his wife nor his estate is any longer entitled to the $300,000 which Section 5 of the Agreement previously provided to be paid to him at his retirement or, on his death, to his wife or his estate.

     (c) Jaffee  shall  receive a  supplemental  pension  benefit as detailed in
         Exhibit  1,  attached  hereto  and  made a part  hereof

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         ("Supplemental Benefit").  This Supplemental  Benefit will be earned over the five (5) year Consulting Period and will be payable to Jaffee beginning February 1, 2006. If Jaffee dies on or prior to January 31, 2006, or if his employment before the Consulting Period is terminated by Oil-Dri other than as provided in Section 6, the Total Value (as hereinafter defined) of the Supplemental Benefit (or if he dies after January 31, 2006, the Total Residual Value (as hereinafter defined)of the Supplemental Benefit) shall be immediately payable:

             (i) in the event of Jaffee's death, to Jaffee's wife and if Jaffee's wife predeceases him, then to the Richard M. Jaffee Revocable Trust under agreement dated June 21, 1974, as amended, or, if that Trust is not then in existence, to such entity as Jaffee has designated to replace it and, if there is no such designation, to his estate; if Jaffee's wife survives him but dies before all amounts due are paid, Oil-Dri shall pay all amounts due or remaining unpaid under this Section 5 (b) as Jaffee's wife directs by written instrument delivered to Oil-Dri, or, if she fails to so direct, to the estate of Jaffee's wife. Such payment may, at Oil-Dri's option, be made in a lump sum or in installments over a period of sixty (60) months, with interest at Oil-Dri's borrowing rate.

             (ii)  in the event of Wrongful Termination, to Jaffee.

             Total Value shall mean the total amount of the Supplemental Benefit calculated as if Jaffee had completed service through January 31, 2006, and retired on that date, but reflecting an actuarial reduction on account of his earlier death or termination. Total Residual Value shall mean the total remaining amount of the Supplemental Benefit calculated at Jaffee's death on the basis of a life annuity payable to his spouse for her life expectancy.

     (d) To the extent any payment of premiums is required, Oil-Dri will continue to pay any premium which may be required in order to keep in full force and effect the executive life insurance policies presently in effect for Jaffee.

     (e) In the event of total disability after February 1, 2006, payments under
         Section 5 (b) shall be in lieu of (and not in addition to) those for total disability provided under Section 4(b).

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     (f) In the event of termination of this Agreement for Jaffee's  intentional breach in accordance with Section 6, all of Jaffee's rights hereunder, including, without limitation, his wife's rights under this Agreement, shall terminate.

     (g) Jaffee may, at his option, terminate this Agreement for Oil-Dri material breach of any of the terms, provisions or agreements to be performed by Oil-Dri. If he does so, all amounts due or which may become due hereunder (including, without limitation, any unpaid portions of the consulting fee due him for the Consulting Period and any unpaid portion of the Supplemental Benefit) shall be and become immediately due and payable.

(C) Sections 7, 8, 9 and 10 are amended so that references to "his employment" or "Jaffee's employment" are read to include the Consulting Period.

(D) Section 19 is amended by removing the period at the end of that Section, and inserting a semi-colon followed by:

         provided, however, that Jaffee's rights to the Supplemental Benefit shall survive the expiration of that term and continue in full force and effect until the Supplemental Benefit has been fully paid.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement on October 31, 2000.

      OIL-DRI CORPORATION OF AMERICA            RICHARD M. JAFFEE


      By:
         -----------------------------          ----------------------------
                                                1418 North Lake Shore Drive
      Its:                                      Chicago, IL 60610
          ----------------------------